EXHIBIT 10.8

THIRD AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

This Third Amendment to the Executive Employment Agreement dated as of December 13, 2005 between Merchants & Manufacturers Bancorporation, Inc., a Wisconsin corporation ("Employer") and Michael J. Murry ("Executive").

RECITALS

A.	The parties entered into an executive employment agreement dated January 2, 1996 (the "Agreement");

B.	The parties entered into the First Amendment to the Agreement as of June 25, 1997 (the "First Amendment");

C.	The parties entered into the Second Amendment to the Agreement as of July 26, 2001 (the "Second Amendment");

D.	The issues relative to the First and Second amendments are no longer pertinent to the original Agreement between the parties.

AGREEMENT

In consideration of the promises and mutual covenants contained herein and in the Agreement and the First and Second Amendments thereto, the parties agree as follows:

1.	The First Amendment and Second Amendment to the Agreement are hereby rescinded in their entirety.

2.
The second sentence of Section 3 of the Agreement reading "As such, he is presently serving in the capacity of President, Chairman of the Board of Directors and Chief Executive Officer of Employer ("Corporate Position")", is hereby inserted and the following sentence which was previously inserted pursuant to the Second Amendment to the Agreement is deleted: "Executive is presently serving in the capacity of Chairman of the Board of Directors ("Corporate Position")."  The effective date of this change is the actual date on which Executive was elected to the title of "President, Chairman of the Board of Directors and Chief Executive Officer."

3.	All other provisions of the Agreement shall remain in full force and effect.

4.	The effective date of this Third Amendment to the Agreement shall be the date indicated in the second paragraph of this Third Amendment, notwithstanding the actual date of execution by any party.

IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as of the date first above written.

EXECUTIVE;

/s/ Michael J. Murry
Michael J. Murry

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.

By: /s/ Nicholas S. Logarakis